Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 48, 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL ITEMS

Item 48

Series 1

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 2

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 3

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 4

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 5

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 11

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 12

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 13

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 14

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 15

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

For period ending  7/31/2011
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  5,334
          Institutional Class             3,791

         2. Dividends for a second class of open-end company shares

          A Class                         2,592
          C Class                          4
          R Class                           734

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class             $0.2379
          Institutional Class        $0.2612
          2. Dividends from a second class of open-end company shares

          A Class                    $0.2088
          C Class                    $0.1216
          R Class                    $0.1798

74U.     1. Number of shares outstanding  (000's)
         Investor Class                27,158
         Institutional Class            14,717
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      15,053
         C Class                          79
         R Class                       4,894

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $11.88
         Institutional Class          $11.90
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $11.87
         C Class                      $11.84
         R Class                      $11.85

For period ending  7/31/2011
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               6,320
          Institutional Class          4,809

        2. Dividends for a second class of open-end company shares

          A Class                      2,998
          C Class                          6
          R Class                        858

73.     Distributions per share for which record date passed during the period:

A)       1. Dividends from net investment income

          Investor Class            $0.2150
          Institutional Class       $0.2387

         2. Dividends from a second class of open-end company shares

          A Class                   $0.1853
          C Class                   $0.0964
          R Class                   $0.1557

74U.     1. Number of shares outstanding  (000's)

         Investor Class             35,115
         Institutional Class         21,175

         2. Number of shares outstanding of a second class of open-end company shares (000's)

          A Class                   20,059
          C Class                      132
          R Class                    7,289

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $12.13
         Institutional Class        $12.14

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

          A Class                   $12.11
          C Class                   $12.09
          R Class                   $12.09

For period ending  7/31/2011
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                3,478
          Institutional Class           2,410

        2. Dividends for a second class of open-end company shares

          A Class                         1,691
          C Class                                1
          R Class                            536

73A.    1. Dividends from net investment income

          Investor Class            $0.1876
          Institutional Class       $0.2120

        2. Dividends from net investment income for a second class of open-end company shares

          A Class                   $0.1570
          C Class                   $0.0652
          R Class                   $0.1264

74U.     1. Number of shares outstanding (000's)

         Investor Class              22,159
         Institutional Class         12,320
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      13,939
         C Class                             51
         R Class                         5,693

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $12.52
         Institutional Class        $12.54

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $12.50
         C Class                    $12.46
         R Class                    $12.48

For period ending  7/31/2011
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                   1,700
          Institutional Class              1,510

        2. Dividends for a second class of open-end company shares

          A Class                            855
          C Class                             1
          R Class                           234

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.1694
          Institutional Class       $0.1940

        2. Dividends from net investment income from a second class of open-end company shares

          A Class                   $0.1387
          C Class                   $0.0465
          R Class                   $0.1080

74U.    1. Number of shares outstanding (000's)

         Investor Class               12,531
         Institutional Class           8,766

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      8,313
         C Class                         29
         R Class                      3,150

74V.    1. Net asset value per share (to nearest cent)

         Investor Class             $12.59
         Institutional Class        $12.60

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $12.56
         C Class                    $12.53
         R Class                    $12.55

For period ending  7/31/2011
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,725
          Institutional Class               2,310
         2. Dividends for a second class of open-end company shares

        A Class                             1,562
         C Class                                2
         R Class                              346

73A.     Distributions per share for which record date passed during the period:
 1. Dividends from net investment income
          Investor Class            $0.2492
          Institutional Class       $0.2710

        2. Dividends from net investment income from a second class of open-end company shares
          A Class                   $0.2220
         C Class                    $0.1406
         R Class                    $0.1948

74U.     1. Number of shares outstanding (000's)
         Investor Class                7,291
         Institutional Class           9,324

         2. Number of shares outstanding of a second class of open-end company shares (000's)
        A Class                        7,764
         C Class                           48
         R Class                       2,193

74V.     1. Net asset value per share (to nearest cent)
         Investor Class              $11.23
         Institutional Class         $11.24
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                     $11.23
         C Class                     $11.24
         R Class                     $11.22

For period ending  7/31/2011
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               1,252
          Institutional Class           3,174

         2. Dividends for a second class of open-end company shares

         A Class                        1,600
         C Class                         1
         R Class                        314

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                         21
          Institutional Class                     49

         2. Dividends for a second class of open-end company shares

         A Class                                  31
         C Class                                   -
         R Class                                  7

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.1891
          Institutional Class          $0.2093
          2. Dividends from a second class of open-end company shares

         A Class                       $0.1637
         C Class                       $0.0876
         R Class                       $0.1383

     2. Capital gains per share for which record date passed during the period:
        Dividends from capital gains
          Investor Class               $0.0032
          Institutional Class          $0.0032
          2. Dividends from capital gains from a second class of open-end company shares

          A Class                      $0.0032
         C Class                       $0.0032
         R Class                       $0.0032

74U.     1. Number of shares outstanding  (000's)
         Investor Class                10,210
         Institutional Class            16,281
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                        12,013
         C Class                           56
         R Class                        3,453

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $10.37
         Institutional Class          $10.38
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $10.36
         C Class                      $10.34
         R Class                      $10.34

For period ending  7/31/2011
Series Number:  12

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               699
          Institutional Class            2,192

        2. Dividends for a second class of open-end company shares

          A Class                        1,152
          C Class                         2
          R Class                         230

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                        9
          Institutional Class                    26

         2. Dividends for a second class of open-end company shares

         A Class                                 18
         C Class                                  -
         R Class                                 5

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.1508
          Institutional Class       $0.1707

        2. Dividends from a second class of open-end company shares

          A Class                   $0.1259
         C Class                    $0.0514
         R Class                    $0.1011

73A.     Distributions per share for which record date passed during the period:
        1. Dividends from capital gains
          Investor Class            $0.0020
          Institutional Class       $0.0020

        2. Dividends from capital gains from a second class of open-end company shares
          A Class                   $0.0020
         C Class                    $0.0020
         R Class                    $0.0020

74U.    1. Number of shares outstanding (000's)

         Investor Class               7,558
         Institutional Class          14,216

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      11,322
         C Class                         72
         R Class                     3,493

74V.    1. Net asset value per share (to nearest cent)

         Investor Class               $10.17
         Institutional Class          $10.18
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $10.15
         C Class                      $10.13
         R Class                      $10.14

For period ending  7/31/2011
Series Number:  13

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                     357
          Institutional Class                975
        2. Dividends for a second class of open-end company shares

         A Class                             589
         C Class                              -
         R Class                             104

72EE)   1. Total capital gains for which record date passed during the period

          Investor Class                  2
          Institutional Class               5

        2. Dividends for a second class of open-end company shares

         A Class                               4
         C Class                                -
         R Class                              1

73A.    1.  Distributions per share for which record date passed during the period:

          Investor Class              $0.1356
          Institutional Class         $0.1554

        2. Dividends from net investment income from a second class of open-end company shares

         A Class                      $0.1109
         C Class                      $0.0368
         R Class                      $0.0862
73B.      Distributions per share for which record date passed during the period:

        1. Dividends from capital gains

          Investor Class             $0.0008
          Institutional Class        $0.0008

        2. Dividends from capital gains from a second class of open-end company shares

         A Class                        $0.0008
         C Class                        $0.0008
         R Class                        $0.0008

74U.     1. Number of shares outstanding (000's)
         Investor Class                       4,393
         Institutional Class                  7,752
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                               6,894
         C Class                                 21
         R Class                               1,860

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $10.11
         Institutional Class          $10.12
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $10.10
         C Class                      $10.07
         R Class                      $10.08

For period ending  7/31/2011
Series Number:  14

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    138
          Institutional Class               247
         2. Dividends for a second class of open-end company shares

         A Class                            190
         C Class                             -
         R Class                           32

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                    3
          Institutional Class               5
         2. Dividends for a second class of open-end company shares

         A Class                            5
         C Class                             -
         R Class                            1

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.1140
          Institutional Class          $0.1332
          2. Dividends from a second class of open-end company shares

         A Class                       $0.0899
         C Class                       $0.0176
         R Class                       $0.0658

     2. Capital gains per share for which record date passed during the period:
        Dividends from capital gains
          Investor Class               $0.0025
          Institutional Class          $0.0025
          2. Dividends from capital gains from a second class of open-end company shares

         A Class                       $0.0025
         C Class                       $0.0025
         R Class                       $0.0025

74U.     1. Number of shares outstanding (000's)
         Investor Class                       2,028
         Institutional Class                  3,112

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                               3,009
         C Class                                    12
         R Class                                 777
74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $9.88
         Institutional Class          $9.90
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $9.87
         C Class                      $9.85
         R Class                      $9.86

For period ending  7/31/2011
Series Number:  15

74U.     1. Number of shares outstanding (000's)
         Investor Class                       40
         Institutional Class                  38

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                              2
         C Class                                    -
         R Class                                1
74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $9.92
         Institutional Class          $9.92
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $9.91
         C Class                      $9.88
         R Class                      $9.90